SNOBAR HOLDINGS, INC.
Condensed Consolidated Balance Sheets

	June 30,	December 31,
	2015	2014
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$ 15,523	$ -
Accounts receivable	3,179	12,721
Inventory, net	101,114	58,256
Deposits	21,548	1,500
Total Current Assets	141,364	72,477

Fixed Assets
Fixed assets, net	62,129	106,740
Total Fixed Assets	62,129	106,740

TOTAL ASSETS	$ 203,493	$ 179,217

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank overdraft	$ -	$ 2,589
Accounts payable	388,262	358,867
Accrued expenses	1,034,914	891,532
Current portion, notes payable	550,333	550,333
Current portion, notes payable - related party	301,700	278,821
Current portion, leases payable	42,565	36,012
Total Current Liabilities	2,317,774	2,118,154

Long-Term Liabilities:
Notes payable - related party	244,172	324,522
Leases payable	-	6,553
Total Long-Term Liabilities	244,172	331,075

Total Liabilities	$ 2,561,946	$ 2,449,229

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001 par value, 10,000,000 shares authorized,
none issued and outstanding	$ -	$ -
Class A common stock, $.001 par value, 30,000,000 shares
authorized, 19,422,390 and 19,322,390 issued and outstanding,
respectively	19,422	19,322
Class B common stock, $.001 par value, 10,000,000 shares
authorized, 1,000,000 issued and outstanding, respectively	1,000	1,000
Additional paid in capital	3,229,997	3,130,097
Accumulated deficit	(5,608,872)	(5,420,431)

Total Stockholders' Equity (Deficit)	(2,358,453)	(2,270,012)

Total Liabilities and Stockholders' Equity (Deficit)	$ 203,493	$ 179,217

The accompanying notes are an integral part of these condensed consolidated financial statements.

SNOBAR HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	For the Three Months Ended,		For the Six Months Ended,
	June 30,		June 30,
	2015	2014	2015	2014

Sales, net of discounts	$ 98,158	$ 34,508	$ 205,386	$ 75,110
Cost of Goods Sold	(42,222)	(11,915)	(89,252)	(26,244)
Gross Profit	55,936	22,593	116,134	48,866

Operating Expenses
Selling, general and administrative	47,015	228,165	11,037	347,687
Depreciation expense	22,305	41,593	44,611	83,186
Salaries and wages	105,797	131,545	211,594	263,089
Operating Expenses	175,117	401,303	267,242	693,962

Loss from Operations	(119,181)	(378,710)	(151,108)	(645,096)

Other Non-Operating Income and Expenses
Interest expense	(14,360)	(16,788)	(37,333)	(27,440)

Net Income/(Loss) before Income Taxes	(133,541)	(395,498)	(188,441)	(672,536)

Provision for income taxes	-	-	-	-

Net Income/(Loss)	$ (133,541)	$ (395,498)	$ (188,441)	$ (672,536)

Basic and Diluted Loss per Share - Class A Common Stock	$ (0.01)	$ (0.02)	$ (0.01)	$ (0.03)
Basic and Diluted Loss per Share - Class B Common Stock	$ (0.13)	$ (0.40)	$ (0.19)	$ (0.67)

Weighted Average Number of Shares Outstanding:
Basic and Diluted Class A Common Stock	19,422,390	19,247,764	19,396,976	19,229,514
Basic and Diluted Class B Common Stock	1,000,000	1,000,000	1,000,000	1,000,000

The accompanying notes are an integral part of these condensed consolidated financial statements.

SNOBAR HOLDINGS, INC.
Consolidated Statements of Cash Flows
(Unaudited)
	For the Six Months Ended
	June 30,
	2015	2014

OPERATING ACTIVITIES
Net loss	$ (188,441)	$ (672,536)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation	44,611	83,186
Changes in operating assets and liabilities
Accounts receivable	9,542	3,499
Inventory	(42,858)	(30,877)
Deposits	(20,048)	(13,890)
Accounts payable	29,395	32,509
Accrued expenses	143,382	107,432
Net Cash Used in Operating Activities	(24,417)	(490,677)

INVESTING ACTIVITIES
Disposal of fixed asset	-	37,062
Net Cash Provided By (Used In) Investing Activities	-	37,062

FINANCING ACTIVITIES
Proceeds from notes payable	-	593,000
Common stock issued for cash	100,000	-
Proceeds from related party notes payable	22,879	36,000
Bank overdraft	(2,589)	-
Repayment on the leases payable	-	(9,391)
Repayment of note payable - related party	(80,350)	(77,128)
Net Cash Provided by Financing Activities	39,940	542,481

NET INCREASE (DECREASE) IN CASH	15,523	88,866
CASH AT BEGINNING OF PERIOD	-	30,024

CASH AT END OF PERIOD	$ 15,523	$ 118,890

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:

SUPPLEMENTAL DISCLOSURS OF CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$ 37,333	$ 26,296
NON CASH FINANCING ACTIVITIES:
Issuance of shares for debt conversion	$ -	$ 160,000

The accompanying notes are an integral part of these condensed consolidated financial statements.

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

1.     NATURE OF OPERATIONS

The Company and Nature of Business

Snöbar Holdings, Inc. (“Snöbar Holdings”) was formed in the State of Delaware on January 7, 2013.  Snöbar Holdings is the trustor and sole beneficiary of Snobar Trust, a California trust ("Trust"), which was formed in June 1, 2013. The current trustee that holds legal title to the Trust is Clark Rutledge, who is the father of Shannon Masjedi, who controls Snöbar Holdings. The Trust owns 100% of the shares of International Production Impex Corporation, a California corporation ("IPIC"), which was formed on August 2, 2001. IPIC is in the business of selling alcohol-infused ice cream and ice-pops, and holds all of the right to the liquor licenses to sell such products and trade names "SnöBar". As such, the Trust holds all ownership interest of IPIC and its liquor licenses, permitting IPIC to sell its product to distributors, with all income, expense, gains and losses rolling up to the Trust, of which Snöbar Holdings is the sole beneficiary. Snöbar Holdings also owns 99.9% of the shares of MAS Global Distributors, Inc., a California corporation ("MGD"). MGD is in the business of selling and leasing freezers and providing marketing services.  As a result of the foregoing, Snöbar Holdings is the primary beneficiary of all assets, liabilities and any income received from the business of the Trust and IPIC through the Trust and is the parent company of MGD.

The Trust and IPIC are considered variable interest entities (“VIEs”) and Snöbar Holdings is identified as the primary beneficiary of the Trust and IPIC. Under ASC 810, Snöbar Holdings performs ongoing reassessments of whether it is the primary beneficiary of a VIE. As the assessment of Snöbar Holdings' management is that Snöbar Holdings has the power to direct the activities of a VIE that most significantly impact the VIE's activities (it is responsible for establishing and operating IPIC), and the obligation to absorb losses of the VIE that could potentially be significant to the VIE and the right to receive benefits from the VIE that could potentially be significant to the VIE’s economic performance, it was therefore concluded by management that Snöbar Holdings is the primary beneficiary of the Trust and IPIC. As such, the Trust and IPIC were consolidated in the financial statements of Snöbar Holdings since the inception of the Trust, in the case of the Trust, and since the inception of Snöbar Holdings, in the case of IPIC.

Principles of Consolidation

The consolidated financial statements include the accounts of Snöbar Holdings and its subsidiaries, in which Snöbar Holdings has a controlling voting interest and entities consolidated under the variable interest entities ("VIE") provisions of ASC 810, "Consolidation" ("ASC 810"). Inter-company balances and transactions have been eliminated upon consolidation.

The Company applies the provisions of ASC 810 which provides a framework for identifying VIEs and determining when a company should include the assets, liabilities, non-controlling interests and results of activities of a VIE in its consolidated financial statements.

In general, a VIE is a corporation, partnership, limited-liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that is unable to make significant decisions about its activities, (3) has a group of equity owners that does not have the obligation to absorb losses or the right to receive returns generated by its operations or (4) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities (for example, providing financing or buying assets) either involve or are conducted on behalf of an investor that has disproportionately fewer voting rights.

ASC 810 requires a VIE to be consolidated by the party with an ownership, contractual or other financial interest in the VIE (a variable interest holder) that has both of the following characteristics: a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE, or the right to receive benefits from the VIE that could potentially be significant to the VIE.

A variable interest holder that consolidates the VIE is called the primary beneficiary. If the primary beneficiary of a variable interest entity (VIE) and the VIE are under common control, the primary beneficiary shall initially measure the assets, liabilities, and non controlling interests of the VIE at amounts at which they are carried in the accounts of the reporting entity that controls the VIE (or would be carried if the reporting entity issued financial statements prepared in conformity with generally accepted accounting principles). ASC 810 also requires disclosures about VIEs in which the variable interest holder is not required to consolidate but in which it has a significant variable interest.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation - The consolidated financial statements include Snöbar Holdings, Inc. a Delaware corporation (“Snöbar Holdings”), MAS Global Distributors, Inc., a California corporation (“MGD”), International Production Impex Corporation, a California corporation (“IPIC”), and Snobar Trust, a California trust (“Trust”), which was established to hold IPIC, which in turn holds liquor licenses. All inter-company accounts have been eliminated during consolidation.  See the discussion in Note 1 above for variable interest entity treatment of the Trust and IPIC.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

Revenue Recognition - Sales revenues are generally recognized when an agreement exists and price is determinable, the products are shipped to the customers or services are rendered, net of discounts, returns and allowance and collectability is reasonably assured.

Shipping and Handling Costs – The Company’s shipping costs are all recorded as operating expenses for all periods presented.

Cash Equivalents - The Company considers highly liquid instruments with original maturity of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable are stated at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts. The allowance is calculated based upon the level of past due accounts and the relationship with and financial status of our customers. The Company did not write off any bad debt during the six months ended June 30, 2015 and the year ended December 31, 2014, and thus has not set an allowance for doubtful accounts.

Inventories - Inventories are stated at the lower of cost or market value. Cost has been determined using the first-in, first-out method. Inventory quantities on-hand are regularly reviewed, and where necessary, reserves for excess and unusable inventories are recorded. Inventory consists of finished goods and includes ice cream, popsicles and the related packaging materials.

Income Taxes - Deferred taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the difference between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net Income/ (Loss) Per Common Share - Income/ (loss) per share of common stock is calculated by dividing the net income/ (loss) by the weighted average number of shares of common stock outstanding during the period. The Company has no potentially dilutive securities. Accordingly, basic and dilutive income (loss) per common share are the same.

Property and Equipment - Property and equipment are carried at cost less accumulated depreciation and includes expenditures that substantially increase the useful lives of existing property and equipment. Maintenance, repairs, and minor renovations are expensed as incurred. Upon sale or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is included in the results of operations. The Company provides for depreciation of property and equipment using the straight-line method over the estimated useful lives or the term of the lease, as appropriate. The estimated useful lives are as follows: vehicles, five years; office furniture and equipment, three to fifteen years; equipment, three years.

Fair Value of Financial Instruments - The carrying amounts of Snöbar Holdings' financial instruments, which include cash, accounts receivable, accounts payable, and accrued expenses are representative of their fair values due to the short-term maturity of these instruments.

Concentration of Credit Risk - Financial instruments that potentially subject Snöbar Holdings to concentration of credit risk consist primarily of cash and accounts receivable. The Company maintains cash balances at financial institutions within the United States which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to limits of approximately $250,000. The Company has not experienced any losses with regard to its bank accounts and believes it is not exposed to any risk of loss on its cash bank accounts.

During the six months ended June 30, 2015 and 2014, approximately 51% and 20% of total sales were to two distributors, respectively.

As of June 30, 2015 and December 31, 2014, 46% and 99%, respectively, of IPIC’s accounts receivable were from one distributor.

Advertising Costs - The Company expenses advertising costs when incurred.  Advertising costs incurred amounted to $12,271 and $129,796 for the six months ended June 30, 2015 and 2014, respectively.

Critical Accounting Policies - The Company considers revenue recognition and the valuation of accounts receivable, allowance for doubtful accounts, and inventory and reserves as its significant accounting policies. Some of these policies require management to make estimates and assumptions that may affect the reported amounts in Snöbar Holdings' financial statement.

Recent Accounting Pronouncements - In June 2009, the FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants.  Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements.  The ASC does change the way the guidance is organized and presented.

In April 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-03, “Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs”,  to simplify presentation of debt issuance costs by requiring that debt issuance

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The ASU does not affect the recognition and measurement guidance for debt issuance costs. For public companies, the ASU is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early application is permitted. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In April 2015, FASB issued ASU No. 2015-04, “Compensation – Retirement Benefits (Topic 715): Practical Expedient for the Measurement Date of an Employer’s Defined Benefit Obligation and Plan Assets”,  which permits the entity to measure defined benefit plan assets and obligations using the month-end that is closest to the entity’s fiscal year-end and apply that practical expedient consistently from year to year. The ASU is effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early application is permitted. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In April 2015, FASB issued ASU No. 2015-05, “Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement”, which provides guidance to customers about whether a cloud computing arrangement includes a software license. If such includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If the arrangement does not include a software license, the customer should account for it as a service contract. For public business entities, the ASU is effective for annual periods, including interim periods within those annual periods, beginning after December 15, 2015. Early application is permitted. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In April 2015, FASB issued ASU No. 2015-06, “Earnings Per Share (Topic 260): Effects on Historical Earnings per Unit of Master Limited Partnership Dropdown Transactions”, which specifies that, for purposes of calculating historical earnings per unit under the two-class method, the earnings (losses) of a transferred business before the date of a drop down transaction should be allocated entirely to the general partner. In that circumstance, the previously reported earnings per unit of the limited partners (which is typically the earnings per unit measure presented in the financial statements) would not change as a result of the dropdown transaction. Qualitative disclosures about how the rights to the earnings (losses) differ before and after the dropdown transaction occurs for purposes of computing earnings per unit under the two-class method also are required. The ASU is effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Earlier application is permitted. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In June 2014, FASB issued ASU No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity-which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application is permitted  with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). Our company adopted this pronouncement for year ended December 31, 2014.

In June 2014, FASB issued ASU No. 2014-12, “Compensation – Stock Compensation (Topic 718); Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in this ASU apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. For all entities, the amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. Entities may apply the amendments in this ASU either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this Update as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. Additionally, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost. This updated guidance is not expected to have a material impact on our results of operations, cash flows or financial condition.  We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

In August 2014, the FASB issued ASU 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

All other newly issued accounting pronouncements which are not yet effective have been deemed either immaterial or not applicable.

We reviewed all other recently issued accounting pronouncements and determined these have no current applicability to Snöbar Holdings or their effect on the financial statements would not have been significant.

3.  GOING CONCERN

The accompanying unaudited consolidated financial statements have been prepared assuming Snöbar Holdings will continue as a going concern. As shown in the accompanying financial statements, Snöbar Holdings has incurred a net loss of $188,441 for the six months ended June 30, 2015, and has an accumulated deficit of $5,608,872 as of June 30, 2015.

In order to continue as a going concern, Snöbar Holdings will need, among other things, additional capital resources. The Company is significantly dependent upon its ability, and will continue to attempt, to secure equity and/or additional debt financing. There are no assurances that Snöbar Holdings will be successful and without sufficient financing it would be unlikely for Snöbar Holdings to continue as a going concern.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event Snöbar Holdings cannot continue in existence. These conditions raise substantial doubt about Snöbar Holdings' ability to continue as a going concern. These consolidated financial statements do not include any adjustments that might arise from this uncertainty.

4.  INVENTORIES

Inventories at June 30, 2015 and December 31, 2014 consisted of the following:

	June 30, 2015	December 31, 2014
Finished Good	$ 101,114	$ 58,256
	$ 101,114	$ 58,256

5.  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at June 30, 2015 and December 31, 2014, consists of:

	June 30, 2015	December 31, 2014
Computers	$ 15,986	$ 15,986
Freezers	478,137	478,137
Office Furniture	15,687	15,687
Rugs	6,000	6,000
Software – Accounting	2,901	2,901
Telephone system	5,814	5,814
Truck purchase	86,403	86,403
Video Camera	1,528	1,528
	612,456	612,456
Accumulated Depreciation	(550,327)	(505,716)
Net Book Value	$ 62,129	$ 106,740

Depreciation expense for the six months ended June 30, 2015 was $44,611 and for the year ended December 31, 2014 was $166,373.

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

6.  ACCRUED EXPENSE

During the six months ended June 30, 2015 and December 31, 2014, Snöbar Holdings had accrued expenses of $1,034,914 and $891,532, respectively.  These amounts primarily consist of payroll liabilities of $938,213 and $807,365, as of June 30, 2015 and December 31, 2014, respectively.

7.  INCOME TAX

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements.  Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  All of the Company’s federal income tax returns since the year ended December 31, 2013 remain subject to examination by taxing authorities.

8.    RELATED PARTY TRANSACTIONS

In January 2011, MGD entered into an unsecured promissory note with an officer and shareholder.  The note had a principal balance of $150,000 with an interest rate of 3% and has a maturity date of December 31, 2017. The balance of the note at June 30, 2015 and December 31, 2014 was $142,621.  As of June 30, 2015 and December 31, 2014, Snöbar Holdings accrued $17,621 of interest.

In February of 2012, MGD entered into an unsecured promissory note with a shareholder.  The note had a principal balance of $30,000 with an interest rate of 8% and a maturity date of August 1, 2014.  The note’s maturity date has subsequently been extended to February 1, 2017.  The note’s balance is $25,000 as of June 30, 2015 and December 31, 2014, respectively.

Snobar Holdings entered into a promissory note agreement with a relative and former officer to purchase all shares and interests in IPIC, including liquor licenses, for $500,000.  The note bears no interest and payments are due in five installments of $100,000 due each year beginning on December 31, 2013 and going through December 31, 2017.  The entire purchase price of $500,000 was expensed in 2013 and the balance on the note was $219,172 and $299,522 as of June 30, 2015 and December 31, 2014, respectively.

On March 14, 2013, MGD entered into an unsecured promissory note with a shareholder.  The note had a principal balance of $10,000 with an interest rate of 5% and had a maturity date of March 14, 2014 and was subsequently extended.  The note is current and has an outstanding balance of $6,000 and $6,000 as of June 30, 2015 and December 31, 2014, respectively.

On March 14, 2013, MGD entered into an unsecured promissory note with a shareholder.  The note had a principal balance of $87,121 with an interest rate of 5% and had a maturity date of March 14, 2014.  The note’s maturity date has subsequently been extended to February 1, 2017.  The note is current and the entire balance is still owed and outstanding.

On July 22, 2013, Snöbar Holdings entered into an unsecured promissory note with a shareholder.  The note’s maturity date has subsequently been extended to February 1, 2017.  The note had a principal balance of $15,000 with an interest rate of 5% and was due  on demand.

On February 24, 2014, Snöbar Holdings entered into an unsecured promissory note with a shareholder.  The note had a principal balance of $20,000 with an interest rate of 8% and a maturity date of 30 days from execution of the note.  The maturity date has subsequently been extended to February 1, 2017.

During the year ended December 31, 2014, Snöbar Holdings entered into unsecured promissory notes with an entity owned by a shareholder.  The notes had a total principal balance of $16,000 with an interest rate of 2% and are due on demand.

As of June 30, 2015, an officer advanced $48,579 to IPIC to pay for operating expenses.

9.    NOTES PAYABLE

In July of 2012, MGD entered into secured promissory notes for a total of $1,000,000.  The notes are secured by a security interest in 11% of MGD common shares of stock.  The notes bear interest of 8% and have a maturity date of July 31, 2013.  During 2013, Snöbar Holdings issued a total of 428,900 Class A Common Stock in consideration for the entire balance.  The outstanding balance on the notes was $0 as of December 31, 2014 and 2013.

On December 9, 2013, Snöbar Holdings entered into an unsecured promissory note.  The note had a principle balance of $100,000 with an interest rate of 6% and maturity date of February 9, 2014.  During 2014, an additional $60,000 was borrowed for a total balance of $160,000. Snöbar Holdings issued 111,328 shares of its Class A Common Stock to pay off the entire principal balance along with accrued interest.

In February 2014, MGD entered into a secured promissory note with a principal balance of $10,000. The note was secured by interests in tangible and intangible property of MGD The Company is to make payments of $181 each business day (Monday through Friday)

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

until the loan is paid off.  The effective interest rate on the note is 137%.  The note has been paid and the outstanding balance is $0 as of December 31, 2014 and 2013.

On March 10, 2014, MGD entered into a secured promissory note with a principal balance of $23,000.  The note was secured by MGD future sales and accounts receivable totaling $31,970.   The Company is to remit 2% of revenues and accounts receivables daily until the entire balance of $31,970 has been received.  The outstanding balance on the note is $23,000 as of June 30, 2015 and December 31, 2014.

On May 19, 2014, Snöbar Holdings entered into a secured convertible promissory note with a principal balance of $500,000.  The note was secured by interests in cash, accounts receivable, other receivables, inventory, supplies, other assets of Snöbar Holdings including general intangibles and rights of each liquor license owned by SnoBar Trust. The note has an interest rate of 10% and a maturity date of December 31, 2015.  The Company is to make interest only payments beginning July 1, 2014.

The lender determined Snöbar Holdings to be in default and on January 29, 2015, entered into a mutually agreed loan modification.  The agreement increased the principal balance of the note as of December 31, 2014 to $527,333 and all interest due and payable was deemed to have been paid and the conversion rights of the note were removed.  The maturity date is December 31, 2015 and if Snöbar Holdings is not in default, the maturity date of the note will automatically be extended to December 31, 2016 (“First Extended Maturity Date”). Commencing on January 1, 2016, Snöbar Holdings will make monthly payments of $15,000 until the First Extended Maturity Date. Assuming Snöbar Holdings is not in default with respect to its obligations as of the First Extended Maturity Date, the note shall automatically be extended to December 31, 2017 (“Second Extended Maturity Date”).  Commencing on January 1, 2017, the monthly payments will be increased to $25,000 for every month until the Second Extended Maturity Date.  All accrued but unpaid interest, charges and the remaining principal balance of the note is fully due and payable on the Second Extended Maturity Date.

In December of 2014, the lender purchased the note entered into by IPIC on August 22, 2014.

On August 22, 2014, IPIC entered into a secured promissory note with a principal balance of $15,000.  The note was secured by interests in all accounts, cash, deposit accounts, documents, equipment, general intangibles and inventory of International Production IMPEX Corp. The Company is to make daily payments of $163 until the entire balance is paid off for an estimated total payment of $20,550.  The effective interest rate on the note is 192%.  This loan was purchased by the lender mentioned in the paragraph above and the outstanding balance is $0 as of June 30, 2015 and December 31, 2014.

10.    STOCKHOLDERS’ EQUITY

As of June 30, 2015 and December 31,2014, Snöbar Holdings had issued 20,422,390 and 20,322,390, shares of Snobar Holdings stock, respectively.

Preferred Stock was authorized January 7, 2013 for up to 10,000,000 shares.  Under the rights, preferences and privileges Preferred Stock holders had dividend and liquidation preferences over Class A and Class B Common shareholders.   As of June 30, 2015 and December 31, 2014, there were no preferred shares outstanding.

Class A Common Stock was authorized January 7, 2013 for up to 30,000,000 shares.  Class A Common Stock shareholders get one vote per share.  As of June 30, 2015 and December 31, 2014, there were 19,422,390 and 19,322,390 shares of Class A Common Stock outstanding, respectively.

Class B Common Stock was authorized January 7, 2013 for up to 10,000,000 shares.  Class B Common Stock shareholders get 20 votes per share and can be converted into one Class A Common Stock share.  As of June 30, 2015 and December 31, 2014, there were 1,000,000 shares of Class B Common Stock outstanding, respectively.

Both Class A and Class B Common Stock have the same liquidation rights and preferences.

MAS Global Distributors, Inc. (MGD) a California corporation was formed in December 2010.  Shannon Masjedi had approximately 80% ownership interest in MGD.  In January 2013, Snöbar Holdings was incorporated in the State of Delaware.  Shannon Masjedi and the management group of MGD controlled operations of Snöbar Holdings, Inc. and were considered to have common control over both MGD and Snöbar Holdings. Upon the formation of Snöbar Holdings, Snöbar Holdings issued 14,832,733 shares of Class A Common Stock and 1,000,000 shares of Class B Common Stock to the founder, Shannon Masjedi, as trustee of the ACD Trust, for intellectual property and incorporation costs on behalf of Snöbar Holdings for an aggregate value of $15,833.

During May of 2013, Snöbar Holdings offered to exchange shares of Snöbar Holdings’ Class A Common stock for shares of common stock of MGD, pursuant to a Subscription Agreement (“Agreement”) between the shareholders of MGD and Snobar Holdings  Each MGD shareholder received one share of Class A Common Stock of Snöbar Holdings for each share of common stock of MGD exchanged.  Snöbar Holdings issued a total of 1,154,500 shares of Class A Common Stock in the transaction, of which (i) 1,000,000 shares of Class A Common Stock were issued to Shannon Masjedi, as trustee of the ACD Trust, in exchange for her 1,000,000 shares of common stock of MGD and (ii) 154,500 shares of Class A Common Stock were issued to the other shareholders of MGD in exchange for their 154,500 shares of common stock of MGD. As a result of the share exchange, MGD became a 99% owned subsidiary of Snöbar Holdings.

SNOBAR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2015

(UNAUDITED)

This is considered an exchange of shares between entities under common control and per ASC 805-50-45-2 the financial statements, “shall report results of operations for the period in which the transfer occurs as though the transfer of net assets or exchange of equity interests had occurred at the beginning of the period. Results of operations for that period will thus comprise those of the previously separate entities combined from the beginning of the period to the date the transfer is completed and those of the combined operations from that date to the end of the period”.  ASC 805-50-45-4 continues, “similarly, the receiving entity shall present the statement of financial position and other financial information as of the beginning of the period as though the assets and liabilities had been transferred at that date”.

This method is similar to the pooling-of-interests method and as a result MGD’s financial statements have been included in Snöbar Holdings’ consolidated financial statements.

During 2014, Snöbar Holdings issued 111,328 shares of Snöbar Holdings’ Class A Common Stock in exchange for $160,000 of outstanding loans.

During February 2015, Snöbar Holdings issued 100,000 shares of Class A Common Stock for $100,000 in cash.

11. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

Capital Lease

MGD leased certain machinery and equipment in 2014 and 2013 under an agreement that is classified as a capital lease.  The cost of equipment under capital leases is included in the balance sheets as property, plant and equipment and was $37,441 and $44,946 at June 30, 2015 and December 31, 2014, respectively.  Accumulated depreciation of the leased equipment at June 30, 2015 and 2014 was $105,588 and $96,948, respectively.

Operating Lease

IPIC is currently obligated under two operating leases for office spaces and associated building expenses.  One of the leases expires in December 2015 and the other lease is on a month to month basis.

For the six months ended June 30, 2015 and 2014, International Production and MGD had rent expense of $5,114 and $28,523, respectively.

12.   SUBSEQUENT EVENTS

ASC 855-16-50-4 establishes accounting and disclosure requirements for subsequent events. ASC 855 details the period after the balance sheet date during which we should evaluate events or transactions that occur for potential recognition or disclosure in the financial statements, the circumstances under which we should recognize events or transactions occurring after the balance sheet date in its financial statements and the required disclosures for such events. We have evaluated all subsequent events through the date these consolidated financial statements were issued, and determined the following are material to disclose:

Share Exchange

On August 14, 2015, Snöbar Holdings entered into a Share Exchange Agreement ("Exchange Agreement") with Pacific Ventures Group, Inc., a Delaware corporation ("Pacific Ventures"), and Snöbar Holdings’ shareholders ("Snobar Shareholders") who hold of record (i) at least 99% and up to 100% of the total issued and outstanding shares of Class A Common Stock and (ii) 100% of the total issued and outstanding shares of Class B Common Stock. In accordance with the terms and provisions of the Exchange Agreement, Pacific Ventures shall acquire (i) at least 99% and up to 100% of the total issued and outstanding shares of Snöbar Holdings’ Class A Common Stock and (ii) 100% of the total issued and outstanding shares of Snöbar Holdings’ Class B Common Stock from Snöbar Holdings’ Shareholders, thus making Snöbar Holdings a majority-owned or wholly-owned subsidiary, in exchange for the issuance to the Snobar Shareholders of at least 22,285,000 and up to 22,500,000 shares of restricted common stock of Pacific Ventures for each share of common stock of Snobar while simultaneously issuing 2,500,000 shares of restricted common stock of Pacific Ventures to certain other persons.

Share Issuances

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During July 2015, Snöbar Holdings issued 10,000 shares of Class A Common Stock in exchange of MGD stock.

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During July 2015, Snöbar Holdings issued 1,120,650 shares of Class A Common Stock for $91,569 in cash.

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During July 2015, a Note Holder converted $5,000 into 95,000 shares of Class A Common Stock.

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During July 2015, Snöbar Holdings issued 851,960 shares of Class A Common Stock for services.